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MINNESOTA HIGH YIELD MUNICIPAL BOND FUND





                                                               [GRAPHIC OMITTED]





               _________________________________________________________________

               Voyageur Minnesota High Yield Municipal Bond Fund






           Voyageur Funds (Not part of prospectus); dated May 1, 1997


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Table of Contents

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3                          Fees and Expenses
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4                          Financial Highlights
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6                          The Fund
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6                          Investment Objective and Policies
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13                         Risks and Special Investment Considerations
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16                         Investment Restrictions
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17                         How to Purchase Shares
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22                         How to Sell Shares
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24                         Reinstatement Privilege
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25                         Exchange Privilege
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25                         Management
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28                         Determination of Net Asset Value
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28                         Distributions to Shareholders and Taxes
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30                         Investment Performance
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31                         General Information
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           Voyageur Funds (Not part of prospectus); dated May 1, 1997

Prospectus

         Dated May 1, 1997
         -----------------------------------------------------------------------

         Voyageur Minnesota High Yield Municipal Bond Fund (the "Fund") is a series of Voyageur Mutual Funds, Inc., an open end management investment company, commonly referred to as a mutual fund. The investment objective of the Fund is to seek a high level of current income exempt from federal income tax and from Minnesota personal income tax primarily through investment in a portfolio of medium- and lower-grade Municipal Obligations. The weighted average maturity of the investment portfolio of the Fund is expected to be approximately 15 to 25 years. There is no assurance that the Fund will achieve its investment objective.

              The Fund may invest in medium- and lower-grade Municipal Obligations rated between BBB and B- (inclusive) by Standard & Poor's Ratings Group or Fitch Investors Service, LP, Baa and B3 (inclusive) by Moody's Investors Service, Inc., comparably rated short-term Municipal Obligations and non-rated Municipal Obligations determined by the Fund's investment adviser to be of comparable quality. The Fund may also invest in higher rated securities. Investment in medium- and lower-grade Municipal Obligations involves special risks as compared with investment in higher-grade municipal securities, including potentially greater sensitivity to a general economic downturn or to a significant increase in interest rates, greater market price volatility and less liquid secondary market trading. See "Risks and Special Investment Considerations." Investment in the Fund may not be appropriate for all investors.

              The Fund's investment adviser is Voyageur Fund Managers, Inc. ("Voyageur" or "Adviser"). The address of Voyageur is One Commerce Square, 2005 Market Street, Philadelphia, Pennsylvania 19103, and the address of the Fund is 1818 Market Street, Philadelphia, Pennsylvania 19103.

              An investment in the Fund is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not insured or guaranteed by the United States Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal agency. An investment in the Fund involves investment risk, including the possible loss of principal due to fluctuations in the Fund's net asset value.

              This Prospectus sets forth certain information about the Fund that a prospective investor ought to know before investing. Investors should read and retain this Prospectus for future reference. The Fund has filed a Statement of Additional Information (dated April 28, 1997) with the Securities and Exchange Commission. The Statement of Additional Information is available free of charge by telephone (800-523-4640) and is incorporated by reference herein in its entirety.

              THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          1 Voyageur Funds (Prospectus)

              The Fund offers investors a choice among classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances.

         Class A Shares
         An investor who purchases Class A shares pays a sales charge at the time of purchase. As a result, Class A shares are not subject to any charges when they are redeemed (except for sales at net asset value in excess of $1 million or sales subject to special promotions identified from time to time by the Fund's underwriter which in either case are subject to a contingent deferred sales charge). The initial sales charge may be reduced or waived for certain purchases. Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares. See "How to Purchase Shares--Class A Shares."

         Class B Shares
         Class B shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of up to 5% if redeemed within six years of purchase. Class B shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class B shares will be paid at an annual rate of 1% of the Fund's average daily net assets attributable to Class B shares. Class B shares will automatically convert to Class A shares at net asset value approximately eight years after purchase. Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but until conversion will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "How to Purchase Shares--Class B Shares."

         Class C Shares
         Class C shares are sold without an initial sales charge, but are subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase. Class C shares are also subject to a higher Rule 12b-1 fee than Class A shares. The Rule 12b-1 fee for Class C shares of the Fund will be paid at an annual rate of 1% of the Fund's average daily net assets attributable to Class C shares. Class C shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but will have a higher expense ratio and pay lower dividends than Class A shares due to the higher Rule 12b-1 fee. See "How to Purchase Shares--Class C Shares." Class C shares do not convert to any other class of shares.

              The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Other investors might consider Class B or Class C shares because all of the purchase price is invested immediately. The Fund's transfer agent will treat orders for Class B shares for $250,000 or more as orders for Class A shares or such orders will be declined. Sales personnel may receive different compensation depending on which class of shares they sell.

         Shares of the Fund covered by this prospectus are not registered in all states. Shares that are not registered in one or more states are not being offered and sold in such states.

                          2 Voyageur Funds (Prospectus)

Fees and Expenses

-------------------------------------------------------------------------------------------------------

         Minnesota High Yield Municipal Bond Fund                  Class A      Class B     Class C
         Shareholder Transaction Expenses
         Maximum Sales Load Imposed on Purchases
         (as a percentage of offering price)                        3.75%        N/A(2)      N/A(2)

         Deferred Sales Load
         (as a percentage of original purchase price
         or redemption proceeds, as applicable)                     1.00(1)     5.00%       1.00%

         Annual Fund Operating Expenses
         (as a percentage of average net assets)
            Management Fee (after voluntary fee waiver)              .00         .00         .00
            Rule 12b-1 Fee                                           .24         .95         .99
            Other Expenses
            (after voluntary expense reimbursement)                  .00         .00         .00
                                                                   -----       -----       -----
         Total Fund Operating Expenses
         (after voluntary fee waivers and expense
         reimbursements)                                             .24%        .95%        .99%
                                                                   =====       =====       =====
         Total Fund Operating Expenses
         (without voluntary waiver and reimbursement)(3)            1.25%       2.00%       2.00%
                                                                   =====       =====       =====
         Example
         An investor in the Fund would pay the following expenses on a $1,000 investment assuming a 5% annual return and:

         Redemption at the end of each period
         1 Year                                                      $40         $60        $ 20
         3 Years                                                      45          70          32
         5 Years                                                      51          73          55
         10 Years                                                     67          96         121

         No redemption
         1 Year                                                       40          10          10
         3 Years                                                      45          30          32
         5 Years                                                      51          53          55
         10 Years                                                     67          96         121

-------------------------------------------------------------------------------------------------------

        (1) A contingent deferred sales charge of 1.00% is imposed on certain redemptions of Class A shares that were purchased without an initial sales charge as part of an investment of $1 million or more.
        (2) Class B and Class C shares are sold without a front-end sales charge, but their Rule 12b-1 fees may cause long term shareholders to pay more than the economic equivalent of the maximum permitted front-end sales charges.
        (3) The Fund's management fee without waivers would be 0.65%.

              The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. The purpose of the above Fees and Expenses table is to assist the investor in understanding the various costs and expenses that investors in the Fund will bear directly or indirectly. The information set forth above under the heading "Total Fund Operating Expenses (after voluntary fee waivers and expense reimbursements)" reflects expenses incurred during the period ended December 31, 1996 after voluntary expense waivers and fee reimbursements ("Voluntary Waivers"). In connection with a merger transaction whereby Voyageur became a subsidiary of Delaware Management Holdings, Inc., Voyageur and its new parent companies have agreed, until April 30, 1999, to pay

                          3 Voyageur Funds (Prospectus)
         certain operating expenses of the Fund which exceed 1.00% (excluding Rule 12b-1 fees) of the Fund's average daily net assets on an annual basis ("Additional Waivers"), as further described in "Management-Expenses of the Fund." It is not anticipated that the Additional Waivers will be required during the fiscal year ended December 31, 1997. Absent such fee and expense waivers, Total Fund Operating Expenses for such period would be equivalent to the corresponding percentages disclosed above in "Total Fund Operating Expenses (without voluntary waiver and reimbursement)." The example has been calculated based on "Total Fund Operating Expenses (after voluntary fee waivers and expense reimbursements)". To the extent that there are any voluntary fee waivers or expense reimbursements for the Fund's current fiscal year, under no circumstances will the Fund's total operating expenses be higher than what appears in the line labeled "Total Fund Operating Expenses (without voluntary waiver and reimbursements)".

Financial Highlights
         The following table shows certain per share data and selected information for a share of capital stock outstanding during the indicated periods for the Fund. This performance has been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of the Fund contained in its annual report. An annual report of the Fund can be obtained without charge by contacting the Fund at 800-523-4640. In addition to financial statements, the annual report contains further information about performance of the Fund.


                                                            Period Ended December 31, 1996
                                                           --------------------------------------
                                                           Class A       Class B        Class C
                                                           -------       -------        ---------
         Net Asset value:
           Beginning of period..........................   $10.00         $ 9.78        $ 9.99
         Operations:
           Net Investment Income........................      .35            .29           .30
           Net Realized and Unrealized Gain (Loss)
               on Securities............................      .18            .41           .19
                                                           ------          -----         -----
                  Total.................................      .53            .70           .49
                                                           ------          -----         -----
         Distributions to shareholders:
           From Net Investment Income...................     (.35)          (.29)         (.30)
         Net Asset Value End of Period..................   $10.18         $10.19        $10.18
                                                           ======         ======        ======

         Total Investment Return........................     5.40%          7.29%         5.02%

         Net Assets End of Period (000s)................   $6,068         $2,738          $900
         Ratios:
           Ratio of Expenses to Average Net Assets(6)...      .24%           .95%(5)       .99%(5)
           Ratio of Net Investment Income to
             Average Net Assets.........................     5.78%(5)       5.14%(5)      4.90%(5)
           Portfolio Turnover Rate......................    14.97%         14.97%        14.97%
           (assuming no voluntary waivers
            and reimbursements).........................     1.25%(5)       2.00%(5)      2.00%(5)

Notes to Financial Highlights

----------------------

                          4 Voyageur Funds (Prospectus)

         (1) Period from June 4, 1996 (commencement of operations) to December 31, 1996.

         (2) Period from June 12, 1996 (commencement of operations) to December 31, 1996.

         (3) Period from June 7, 1996 (commencement of operations) to December 31, 1996.

         (4) Total investment return is based on the change in net asset value on a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

         (5) Annualized.

         (6) The expense ratio reflects the effect of gross expenses attributable to earnings credits on uninvested cash received by the Fund.

                          5 Voyageur Funds (Prospectus)

The Fund
         -----------------------------------------------------------------------

         The Fund is a separate series of Voyageur Mutual Funds, Inc., a parent corporate entity which was incorporated in the State of Minnesota on April 14, 1993. The Fund is non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a non-diversified investment company, the Fund will be able to invest, subject to certain federal tax requirements, a relatively higher percentage of its assets in the securities of a limited number of issuers which may result in the Fund's securities being more susceptible to any single economic, political or regulatory occurrence than the securities of a diversified Fund. The investment objective and policies of the Fund are described below.

Investment Objective and Policies
         -----------------------------------------------------------------------

         The investment objective of the Fund is to seek a high level of current income exempt from federal income tax and from Minnesota personal income tax primarily through investment in a portfolio of medium and lower grade Municipal Obligations. The Fund does not purchase insurance on its portfolio securities. The Fund will attempt to invest 100% (and as a matter of fundamental policy during normal circumstances will invest at least 80%) of the value of its net assets in Municipal Obligations the interest on which is exempt from regular federal income tax and from Minnesota personal income tax. The Fund may invest without limitation in securities that generate interest that is an item of tax preference for purposes of federal and state alternative minimum tax ("AMT"). In normal circumstances the weighted average maturity of the investment portfolio of the Fund is expected to be approximately 15 to 25 years. However, if the Adviser determines that market conditions warrant a shorter average maturity, the Fund's investments will be adjusted accordingly. During times of adverse market conditions when a defensive investment posture is warranted, the Fund may temporarily select investments without regard to the foregoing policies.
              There are risks in any investment program, and there is no assurance that the Fund's investment objective will be achieved. The value of the Fund's shares will fluctuate with changes in the market value of its investments. The Fund's investment objective and certain other investment policies explicitly designated herein as such are fundamental, which means that they cannot be changed without the vote of the Fund's shareholders as provided in the 1940 Act. The Fund will invest at least 65% of its total assets, except under abnormal market or economic situations, in medium- and lower-grade Municipal Obligations rated, at the time of investment, between BBB and B-(inclusive) by Standard & Poor's Ratings Group ("S&P"), Baa and B3 (inclusive) by Moody's Investors Service, Inc. ("Moody's"), and BBB and B- (inclusive) by Fitch Investors Service, LP ("Fitch"), and Municipal Obligations determined by the Fund's investment adviser to be of comparable quality.

              Medium-grade Municipal Obligations are rated BBB by S&P or Fitch, Baa by Moody's or determined by the Adviser to be of comparable quality. Municipal Obligations rated BBB by S&P or Fitch generally are regarded by S&P or Fitch as having an adequate capacity to pay interest and repay principal; adverse economic conditions or changing circumstances are, however, more likely in S&P's or Fitch's view to lead to a weakened capacity to pay interest and repay principal as compared with higher rated Tax Exempt Obligations. Municipal Obligations rated Baa by Moody's generally are considered by Moody's as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. In Moody's view, interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. In

                          6 Voyageur Funds (Prospectus)

         Moody's view, such securities lack outstanding investment characteristics and have speculative characteristics as well.

              The Fund may invest in lower-grade Municipal Obligations rated, at the time of investment, no lower than B- by S&P or Fitch or B3 by Moody's, and in municipal securities determined by the Fund's investment adviser to be of comparable quality. Municipal Obligations rated B by S&P or Fitch generally are regarded by S&P or Fitch, on balance, as predominantly speculative with respect to capacity to pay interest or repay principal in accordance with the terms of the obligations. While such securities will likely have some quality and protective characteristics, in S&P's or Fitch's view these are outweighed by large uncertainties or major risk exposure to adverse conditions. Securities rated B by Moody's are viewed by Moody's as generally lacking characteristics of the desirable investment. In Moody's view, assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

              The Fund will not make initial investments in Municipal Obligations rated, at the time of investment, below B- by S&P or Fitch or below B3 by Moody's, or in Municipal Obligations determined by the Fund's investment adviser to be of comparable quality. The Fund may retain Municipal Obligations which are downgraded after investment. There is no minimum rating with respect to securities that the Fund may hold if downgraded after investment. See Appendix A to the Statement of Additional Information for a description of Municipal Obligations ratings.

              Investment in medium- and lower-grade securities involves special risks as compared with investment in higher-grade securities, including potentially greater sensitivity to a general economic downturn or to a significant increase in interest rates, greater market price volatility and less liquid secondary market trading. See "Risks and Special Investment Considerations." There can be no assurance that the Fund will achieve its investment objective, and the Fund may not be an appropriate investment for all investors. Furthermore, interest on certain "private activity" obligations in which the Fund may invest is treated as a preference item for the purpose of calculating the federal and state alternative minimum tax and, accordingly, a portion of the income produced by the Fund may be taxable under the federal and state alternative minimum tax. The Fund may not be a suitable investment for investors who are already subject to the alternative minimum tax or who would become subject to the alternative minimum tax as a result of an investment in the Fund. See "Taxation."


         Moody's Rating                Aaa      Aa      A      Baa      Ba      B    Unrated
         (S&P Rating)                 (AAA)    (AA)    (A)    (BBB)    (BB)    (B)   Bonds      Total

         Voyageur Minnesota High        9%       7      16%    17%      3%      7%    41%        100%
         Yield Municipal Bond Fund

              At times the Fund's investment adviser may judge that conditions in the markets for medium and lower grade Municipal Obligations make pursuing the Fund's basic investment strategy of investing primarily in such Municipal Obligations inconsistent with the best interests of shareholders. At such times, the Fund may invest all or a portion of its assets in higher grade Municipal Obligations and in Municipal Obligations determined by the Fund's investment adviser to be of comparable quality. Although such higher grade Municipal Obligations generally entail less credit risk, such higher grade Municipal Obligations may have a lower yield than medium and lower grade Municipal Obligations, and investment in such higher grade Municipal Obligations may result in a lower yield to Fund shareholders. The Fund's investment adviser may also judge that conditions in the markets for long- and intermediate-term Municipal Obligations in general make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, the Fund may pursue strategies primarily designed to reduce fluctuations in the value of the

                          7 Voyageur Funds (Prospectus)

         Fund's assets, including investing the Fund's assets in high-quality, short-term Municipal Obligations and in high-quality, short-term taxable securities. See "Taxation."

              The Fund may invest without limitation in short term Municipal Obligations or in taxable obligations on a temporary, defensive basis due to market conditions or, with respect to taxable obligations, for liquidity purposes. Such taxable obligations, whether purchased for liquidity purposes or on a temporary, defensive basis, may include: obligations of the U.S. Government, its agencies or instrumentalities; other debt securities rated within the three highest grades by either Moody's, Fitch or S&P; commercial paper rated in the highest grade by any of such rating services (Prime-1, F-1+ or A-1, respectively); certificates of deposit and bankers' acceptances of domestic banks which have capital, surplus and undivided profits of over $100 million; high-grade taxable municipal bonds; and repurchase agreements with respect to any of the foregoing investments. The Fund also may hold its assets in cash and in securities of tax-exempt money market mutual funds.

         Municipal Obligations

         As used in this Prospectus, the term "Municipal Obligations" refers to debt obligations issued by or on behalf of a state or territory or its agencies, instrumentalities, municipalities and political subdivisions. The term "Municipal Obligations" also includes Derivative Municipal Obligations as defined below.

              Municipal Obligations are primarily debt obligations issued to obtain funds for various public purposes such as constructing public facilities and making loans to public institutions. The two principal classifications of Municipal Obligations are general obligation bonds and revenue bonds. General obligation bonds are generally secured by the full faith and credit of an issuer possessing general taxing power and are payable from the issuer's general unrestricted revenues and not from any particular fund or revenue source. Revenue bonds are payable only from the revenues derived from a particular source or facility, such as a tax on particular property or revenues derived from, for example, a municipal water or sewer utility or an airport. Municipal Obligations that benefit private parties in a manner different than members of the public generally (so-called private activity bonds or industrial development bonds) are in most cases revenue bonds, payable solely from specific revenues of the project to be financed. The credit quality of private activity bonds is usually directly related to the creditworthiness of the user of the facilities (or the creditworthiness of a third-party guarantor or other credit enhancement participant, if any).

              Within these principal classifications of Municipal Obligations, there is a variety of types of municipal securities. Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. Accordingly, the yield on such obligations can be expected to fluctuate with changes in prevailing interest rates. Other Municipal Obligations are zero-coupon securities, which are debt obligations which do not entitle the holder to any periodic interest payments prior to maturity and are issued and traded at a discount from their face amounts. The market prices of zero-coupon securities are generally more volatile than the market prices of securities that pay interest periodically.

              Municipal Obligations also include state or municipal leases and participation interests therein. The Fund may invest in these types of obligations without limit. Municipal leases are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities such as fire, sanitation or police vehicles or telecommunications equipment, buildings or other capital assets. Municipal lease obligations, except in certain circumstances, are considered illiquid by the staff of the Securities and Exchange Commission. Municipal lease obligations held by the Fund

                          8 Voyageur Funds (Prospectus)
         will be treated as illiquid unless they are determined to be liquid pursuant to guidelines established by the Fund's Board of Directors. Under these guidelines, the Fund's investment adviser will consider factors including, but not limited to (1) whether the lease can be canceled, (2) what assurance there is that the assets represented by the lease can be sold, (3) the municipality's general credit strength (e.g., its debt, administrative, economic and financial characteristics), (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"), and (5) the legal recourse in the event of failure to appropriate. Additionally, the lack of an established trading market for municipal lease obligations may make the determination of fair market value more difficult. See "Investment Policies and Restrictions--Municipal Obligations" in the Statement of Additional Information.

              The Fund may also acquire Derivative Municipal Obligations, which are custodial receipts or certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain Municipal Obligations. The underwriter of these certificates or receipts typically purchases and deposits the securities in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligations. Although under the terms of a custodial receipt, the Fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer.

              In addition, in the event that the trust or custodial account in which the underlying security had been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, it would be subject to state income tax (but not federal income tax) on the income it earned on the underlying security, and the yield on the security paid to the Fund and its shareholders would be reduced by the amount of taxes paid. Furthermore, amounts paid by the trust or custodial account to the Fund would lose their tax-exempt character and become taxable, for federal and state purposes, in the hands of the Fund and its shareholders. However, the Fund will only invest in custodial receipts which are accompanied by a tax opinion stating that interest payable on the receipts is tax-exempt. If the Fund invests in custodial receipts, it is possible that a portion of the discount at which the Fund purchases the receipts might have to be accrued as taxable income during the period that the Fund holds the receipts.

              The principal and interest payments on the Derivative Municipal Obligations underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying Municipal Obligations. The Fund may also invest in custodial receipts which are "inverse floating obligations" (also sometimes referred to as "residual interest bonds"). These securities pay interest rates that vary inversely to changes in the interest rates of specified short term Municipal Obligations or an index of short-term Municipal Obligations. Thus, as market interest rates increase, the interest rates on inverse floating obligations decrease. Conversely, as market rates decline, the interest rates on inverse floating obligations increase. Such securities have the effect of providing a degree of investment leverage, since the interest rates on such securities will generally change at a rate which is a multiple of the change in the interest rates of the specified Municipal Obligations or index. As a result, the market values of inverse floating obligations will generally be more volatile than the market values of other

                          9 Voyageur Funds (Prospectus)

         Municipal Obligations and investments in these types of obligations will increase the volatility of the net asset value of shares of the Fund.

         Illiquid Securities
         The Fund may invest up to 15% of its net assets in illiquid securities. A security is considered illiquid if it cannot be sold in the ordinary course of business within seven days at approximately the price at which it is valued. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms.
              The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may be restricted in its ability to sell such securities at a time when the Fund's investment adviser deems it advisable to do so. In addition, in order to meet redemption requests, the Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.
              Certain securities in which the Fund may invest, including municipal lease obligations, certain restricted securities and commercial paper issued pursuant to the private placement exemption of
         Section 4(2) of the Securities Act of 1933, historically have been considered illiquid by the staff of the Securities and Exchange Commission. In accordance with more recent staff positions, however, the Fund will treat such securities as liquid and not subject to the above 15% limitation when they have been determined to be liquid by the Fund's investment adviser subject to the oversight of and pursuant to procedures adopted by the Fund's Board of Directors. See "Investment Policies and Restrictions--Illiquid Investments" in the Statement of Additional Information.

         Miscellaneous Investment Practices
         Forward Commitments

         New issues of Municipal Obligations and other securities are often purchased on a "when issued" or delayed delivery basis, with delivery and payment for the securities normally taking place 15 to 45 days after the date of the transaction. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Fund may enter into such "forward commitments" if it holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price. There is no percentage limitation on the Fund's total assets which may be invested in forward commitments. Municipal Obligations purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value (both generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Municipal Obligations purchased on a when-issued basis may expose the Fund to risk because they may experience such fluctuations prior to their actual delivery. Purchasing Municipal Obligations on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Any significant commitment by the Fund to the purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value. Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio, it may dispose of a commitment prior to settlement if the Fund's investment adviser deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

                         10 Voyageur Funds (Prospectus)

         Repurchase Agreements
         The Fund may enter into repurchase agreements with respect to not more than 10% of its total assets (taken at current value), except when investing for defensive purposes during times of adverse market conditions. The Fund may enter into repurchase agreements with respect to any securities which it may acquire consistent with its investment policies and restrictions.
              A repurchase agreement involves the purchase by the Fund of securities with the condition that, after a stated period of time, the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, the Fund could suffer a loss. See "Investment Policies and Restrictions--Taxable Obligations" in the Statement of Additional Information.

         Reverse Repurchase Agreements
         The Fund may engage in "reverse repurchase agreements" with banks and securities dealers with respect to not more than 10% of its total assets. Reverse repurchase agreements are ordinary repurchase agreements in which the Fund is the seller of, rather than the investor in, securities and agrees to repurchase them at an agreed upon time and price. Use of a reverse repurchase agreement may be preferable to a regular sale and later repurchase of the securities because it avoids certain market risks and transaction costs. Because certain of the incidents of ownership of the security are retained by the Fund, reverse repurchase agreements are considered a form of borrowing by the Fund from the buyer, collateralized by the security. At the time the Fund enters into a reverse repurchase agreement, cash or liquid securities having a value sufficient to make payments for the securities to be repurchased will be segregated, and will be marked to market daily and maintained throughout the period of the obligation. Reverse repurchase agreements may be used as a means of borrowing for investment purposes subject to the 10% limitation set forth above. This speculative technique is referred to as leveraging. Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by income from or appreciation of the securities purchased. Because the Fund does not currently intend to utilize reverse repurchase agreements in excess of 10% of total assets, the Fund believes the risks of leveraging due to use of reverse repurchase agreements to principal are reduced. The Fund's investment adviser believes that the limited use of leverage may facilitate the Fund's ability to provide high current income.

         Options and Futures
         The Fund may utilize put and call transactions and may utilize futures transactions to hedge against market risk and facilitate portfolio management. See "Investment Policies and Restrictions--Options and Futures Transactions" in the Statement of Additional Information. Options and futures may be used to attempt to protect against possible declines in the market value of the Fund's portfolio resulting from downward trends in the debt securities markets (generally due to a rise in interest rates), to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the

                         11 Voyageur Funds (Prospectus)

         Fund's portfolio or to establish a position in the securities markets as a temporary substitute for purchasing particular securities. The use of options and futures is a function of market conditions. Other transactions may be used by the Fund in the future for hedging purposes as they are developed to the extent deemed appropriate by the Board.

         Options on Securities
         The Fund may write (i.e., sell) covered put and call options and purchase put and call options on the securities in which it may invest and on indices of securities in which it may invest, to the extent such put and call options are available.
              A put option gives the buyer of such option, upon payment of a premium, the right to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the purchaser of the option, upon payment of a premium, the right to call upon the writer to deliver a specified amount of a security on or before a fixed date, at a predetermined price.
              In purchasing a call option, the Fund would be in a position to realize a gain if, during the option period, the price of the security increased by an amount in excess of the premium paid. It would realize a loss if the price of the security declined or remained the same or did not increase during the period by more than the amount of the premium. In purchasing a put option, the Fund would be in a position to realize a gain if, during the option period, the price of the security declined by an amount in excess of the premium paid. It would realize a loss if the price of the security increased or remained the same or did not decrease during that period by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would be lost by the Fund.
              If a put option written by the Fund were exercised, the Fund would be obligated to purchase the underlying security at the exercise price. If a call option written by the Fund were exercised, the Fund would be obligated to sell the underlying security at the exercise price. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security caused by rising interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. The risk involved in writing a call option is that there could be an increase in the market value of the underlying security caused by declining interest rates or other factors. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. These risks could be reduced by entering into a closing transaction as described in Appendix B to the Statement of Additional Information. The Fund retains the premium received from writing a put or call option whether or not the option is exercised.
              Over-the-counter options are purchased or written by the Fund in privately negotiated transactions. Such options are illiquid, and it may not be possible for the Fund to dispose of an option it has purchased or terminate its obligations under an option it has written at a time when the Fund's investment adviser believes it would be advantageous to do so. Over-the-counter options are subject to the Fund's 15% illiquid investment limitation. See Appendix B to the Statement of Additional Information for a further discussion of the general characteristics and risks of options.
              Participation in the options market involves investment risks and transaction costs to which the Fund would not be subject absent the use of this strategy. If the investment adviser's predictions of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategy was not used. Risks inherent in the use of options include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates and securities prices; (2) imperfect correlation between the price of options and movements in the prices of the securities being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a

                         12 Voyageur Funds (Prospectus)
         liquid secondary market for any particular instrument at any time; and
         (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See "Investment Policies and Restrictions-- Risks of Transactions in Futures Contracts and Options" in the Statement of Additional Information for further discussion and see Appendix B for a discussion of closing transactions and other risks.

         Futures Contracts and Options on Futures Contracts
         The Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or contracts based on financial indices including any index of securities in which the Fund may invest ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. Options on futures contracts to be written or purchased by the Fund will be traded on exchanges or over the counter. The successful use of such instruments draws upon the investment adviser's experience with respect to such instruments and usually depends upon the investment adviser's ability to forecast interest rate movements correctly. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and would thus be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the prices of the securities hedged or used for cover will not be perfect.
              The Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements. To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when purchasing a futures contract or writing a put option, the Fund will maintain in a segregated account cash or liquid securities equal to the value of such contracts, less any margin on deposit. In addition, the rules and regulations of the Commodity Futures Trading Commission currently require that, in order to avoid "commodity pool operator" status, the Fund must use futures and options positions (a) for "bona fide hedging purposes" (as defined in the regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non- hedging positions do not exceed 5% of the liquidation value of the Fund's portfolio. There are no other numerical limits on the Fund's use of futures contracts and options on futures contracts. For a discussion of the tax treatment of futures contracts and options on futures contracts, see "Taxes" in the Statement of Additional Information. For a further discussion of the general characteristics and risks of futures, see Appendix B to the Statement of Additional Information.

         Concentration Policy
         As a fundamental policy, the Fund may not invest 25% or more of its total assets in the securities of any industry, although, for purposes of this limitation, tax-exempt securities and U.S. Government obligations are not considered to be part of any industry. The Fund may invest 25% or more of its total assets in industrial development revenue bonds. In addition, it is possible that the Fund from time to time will invest 25% or more of its total assets in a particular segment of the municipal bond market, such as housing, health care, utility, transportation, education or industrial obligations. In such circumstances, economic, business, political or other changes affecting one bond (such as proposed legislation affecting the financing of a project; shortages or price increases of needed materials; or a declining market or need for the project) might also affect other bonds in

                         13 Voyageur Funds (Prospectus)
         the same segment, thereby potentially increasing market or credit risk. For a discussion of these segments of the municipal bond market, see "Investment Policies and Restrictions--Concentration Policy" in the Statement of Additional Information.

              The Fund's Board may change any of the foregoing policies that are not specifically designated fundamental.

Risks and Special Investment Considerations
         -----------------------------------------------------------------------

         General
         The yields on Municipal Obligations are dependent on a variety of factors, including the financial condition of the issuer or other obligor thereon or the revenue source from which debt service is payable, general economic and monetary conditions, conditions in the relevant market, the size of a particular issue, maturity of the obligation and the rating of the issue. Generally, the value of Municipal Obligations will tend to fall as interest rates rise and will tend to increase as interest rates decrease. In addition, Municipal Obligations of longer maturity generally produce higher current yields than Municipal Obligations with shorter maturities but are subject to greater price fluctuation due to changes in interest rates, tax laws and other general market factors. Lower rated Municipal Obligations generally produce a higher yield than higher rated Municipal Obligations due to the perception of a greater degree of risk as to the payment of principal and interest. Certain Municipal Obligations held by the Fund may permit the issuer at its option to "call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund might not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

         Special Risk Considerations Regarding
         Medium- and Lower-Grade Municipal Obligations
         The Fund invests in medium- and lower-grade Municipal Obligations. Municipal Obligations which are in the medium and lower grade categories generally offer a higher current yield than is offered by higher-grade Municipal Obligations but they also generally involve greater price volatility and greater credit and market risk. Credit risk relates to the issuer's ability to make timely payment of interest and principal when due. Market risk relates to the changes in market value that occur as a result of variation in the level of prevailing interest rates and yield relationships in the municipal securities market. Debt securities rated BB or below by S&P or Fitch and B or below by Moody's are commonly referred to as "junk bonds." Although the Fund primarily will invest in medium- and lower-grade Municipal Obligations, the Fund may invest in higher-grade Municipal Obligations for temporary defensive purposes. Such investments may result in lower current income than if the Fund were fully invested in medium and lower-grade securities.
              The value of the Fund's portfolio securities can be expected to fluctuate over time. When interest rates decline, the value of a portfolio invested in fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed-income securities generally can be expected to decline. However, the secondary market prices of medium- and lower-grade Municipal Obligations are less sensitive to changes in interest rates and are more sensitive to adverse economic changes or individual issuer developments than are the secondary market prices of higher-grade debt securities. Such events also could lead to a higher incidence of defaults by issuers of medium- and lower-grade Municipal Obligations as compared with historical default rates. In addition, changes in interest rates and periods of economic uncertainty can be expected to result in increased volatility in the market price of the Municipal Obligation in the Fund's portfolio and thus in the net asset value

                         14 Voyageur Funds (Prospectus)
         of the Fund. Also, adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value and liquidity of medium- and lower-grade Municipal Obligations. The secondary market value of Municipal Obligations structured as zero-coupon securities and payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities which pay interest periodically in cash. Investment in such securities also involves certain tax considerations.
              Increases in interest rates and changes in the economy may adversely affect the ability of issuers of medium- and lower-grade Municipal Obligations to pay interest and to repay principal, to meet projected financial goals and to obtain additional financing. In the event that an issuer of securities held by the Fund experiences difficulties in the timely payment of principal or interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund's portfolio securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings, and the Fund may be unable to obtain full recovery thereof.
              To the extent that there is no established retail market for some of the medium- or lower-grade Municipal Obligations in which the Fund may invest, trading in such securities may be relatively inactive. The Fund's investment adviser has contracted with Muller Data Corporation as pricing agent and the investment adviser is responsible for determining the net asset value of the Fund, subject to the supervision of the Board of Directors. During periods of reduced market liquidity and in the absence of readily available market quotations for medium- and lower-grade Municipal Obligations held in the Fund's portfolio, the ability of the pricing agent to value the Fund's securities becomes more difficult and the pricing agent's use of judgment may play a greater role in the valuation of the Fund's securities due to the reduced availability of reliable objective data. The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. Further, the Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

              The Fund may invest in zero-coupon and payment-in-kind Municipal Obligations. Zero-coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The Internal Revenue Code of 1986, as amended, requires that regulated investment companies distribute at least 90% of their net investment income each year, including tax-exempt and non-cash income. Accordingly, although the Fund will receive no coupon payments on zero-coupon securities prior to their maturity, the Fund is required, in order to maintain its desired tax treatment, to include in its distributions to shareholders in each year any income attributable to zero-coupon securities that is in excess of 10% of the Fund's net investment income in that year. The Fund may be required to borrow or to liquidate portfolio securities at a time that it otherwise would not have done so in order to make such distributions. Payment-in-kind securities are securities that pay interest through the issuance of additional securities. Such securities generally are more volatile in response to changes in interest rates and are more speculative investments than are securities that pay interest periodically in cash.

              The Fund's investment adviser seeks to minimize the risks involved in investing in medium- and lower-grade Municipal Obligations through multiple portfolio

                         15 Voyageur Funds (Prospectus)
         holdings, careful investment analysis, and attention to current developments and trends in the economy and financial and credit markets. The Fund will rely on the investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issue. In its analysis, the investment adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulator matters. The Fund's investment adviser may consider the credit ratings of Moody's, Fitch, and S&P in evaluating Municipal Obligations, although it does not rely primarily on these ratings. Such ratings evaluate only the safety of principal and interest payments, not market value risk. Additionally, because the creditworthiness of an issuer may change more rapidly than is able to be timely reflected in changes in credit ratings, the Fund's investment adviser continuously monitors the issuers of Municipal Obligations held in the Fund's portfolio.
              Municipal Obligations generally are not listed for trading on any national securities exchange, and many issuers of medium- and lower-grade Municipal Obligations choose not to have a rating assigned to their obligations by any national recognized statistical rating organization. The amount of information available about the financial condition of an issuer of unlisted or unrated securities generally is not as extensive as that which is available with respect to issuers of listed or rated securities. Because of the nature of medium- and lower-rated Municipal Obligations, achievement by the Fund of its investment objective may be more dependent on the credit analysis of the Fund's investment adviser than is the case for an investment company which invests primarily in exchange listed higher-grade securities.

         State Considerations
         The value of Municipal Obligations owned by the Fund may be adversely affected by local political and economic conditions and developments within Minnesota. Adverse conditions in an industry significant to the local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect Municipal Obligations include a change in the local, state or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer's ability to increase taxes and other developments generally affecting the revenues of issuers (for example, legislation or court decisions reducing state aid to local governments or mandatory additional services). A description of certain factors affecting and statistics describing issuers of Municipal Obligations in Minnesota is set forth in the Statement of Additional Information. Generally, the structure of the State's economy parallels the structure of the United States economy as a whole. There are, however, employment concentrations in durable goods and non-durable goods manufacturing, particularly industrial machinery, instruments and miscellaneous, food, paper and related industries, and printing and publishing. The Minnesota Department of Finance February 1996 Forecast has projected that, under current laws, the State will complete its current biennium June 30, 1997 with a $15 million surplus, plus a $350 million cash flow account balance, plus a $220 million budget reserve. Currently Minnesota's general obligation bonds are rated Aaa by Moody's, AA+ by S&P and AAA by Fitch. See "Special Factors Affecting the Fund" in the Statement of Additional Information.

Investment Restrictions
         -----------------------------------------------------------------------

         The Fund has adopted certain investment restrictions in addition to those set forth above, which are set forth in their entirety in the Statement of Additional Information. Certain of these restrictions are fundamental and cannot be changed without shareholder approval, including the restriction providing that the Fund may not borrow

                         16 Voyageur Funds (Prospectus)
         money, except from banks for temporary or emergency purposes in an amount not exceeding 20% of the value of its total assets (the Fund may also borrow money in the form of reverse repurchase agreements up to 10% of total assets). See "Investment Policies and Restrictions--Investment Restrictions" in the Statement of Additional Information.

              The Fund also has a number of non-fundamental investment restrictions which may be changed by the Fund's Board without shareholder approval. These include restrictions providing that the Fund may not (i) invest more than 5% of its total assets in securities of any single investment company, (ii) invest more than 10% of its total assets in securities of two or more investment companies, (iii) invest more than 15% of its net assets in illiquid securities or (iv) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 10% of net assets. If the Fund invests in securities of other investment companies, the return on any such investments will be reduced by the operating expenses, including investment advisory and administrative fees, of such investment companies.

              Except for the Fund's policy with respect to borrowing, any investment restriction or limitation which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or a utilization of assets and such excess results therefrom.

How to Purchase Shares
         -----------------------------------------------------------------------

         Alternative Purchase Arrangements
         The Fund offers investors the choice among three classes of shares which offer different sales charges and bear different expenses. These alternatives permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other circumstances. Page 2 of the Prospectus contains a summary of these alternative purchase arrangements.

         A broker-dealer may receive different levels of compensation depending on which class of shares is sold. In addition, Delaware Distributors, L.P., the Fund's principal underwriter (the "Underwriter"), from time to time pays certain additional cash incentives of up to $100 and/or non cash incentives such as vacations or merchandise to its investment executives and other broker-dealers and financial institutions in consideration of their sales of Fund shares. In some instances, the Underwriter pays amounts not to exceed 1.25% of the Fund's net assets (such as payments related to retention of shares by a particular broker-dealer or financial institution for a specified period of time), which may be made available only to broker-dealers and financial institutions who meet certain objective standards developed by the Underwriter.

         General Purchase Information
         The minimum initial investment in the Fund is $1,000, and the minimum additional investment is $100. The Fund's shares may be purchased at the public offering price from the Underwriter, from other broker-dealers who are members of the National Association of Securities Dealers, Inc. and who have selling agreements with the Underwriter, and from certain financial institutions that have selling agreements with the Underwriter.

              When orders are placed for shares of the Fund, the public offering price used for the purchase will be the net asset value per share next determined after receipt of the order, plus the applicable sales charge, if any. If an order is placed with the Underwriter or other broker-dealer, the broker-dealer is responsible for promptly transmitting the

                         17 Voyageur Funds (Prospectus)
         order to the Fund. The Fund reserves the right, in its absolute discretion, to reject any order for the purchase of shares.

              Shares of the Fund may be purchased by opening an account either by mail, by phone, or by wire.

              An investor who may be interested in having shares redeemed shortly after purchase should consider making unconditional payment by certified check or other means approved in advance by the Underwriter. Payment of redemption proceeds will be delayed as long as necessary to verify by expeditious means that the purchase payment has been or will be collected. Such period of time typically will not exceed 15 days.

         Automatic Investment Plan
         Investors may make systematic investments in fixed amounts automatically on a monthly basis through the Fund's Automatic Investment Plan. Additional information is available from the Underwriter by calling 800-523-1918.

         Purchases by Mail
         To open an account by mail, an Investment Application must be completed, signed and sent with a check payable to the specific Fund and class selected, to:

         Through May 11, 1997:
         ---------------------
                                     NW 9369
                                  P.O. Box 1450
                           Minneapolis, MN 55485-9369

         Beginning May 12, 1997:
         -----------------------
                                 Delaware Group
                               1818 Market Street
                             Philadelphia, PA 19103


         Purchases by Telephone
         To open an account by telephone, call 1-800-523-4640 to obtain an account number and instructions. Information concerning the account will be taken over the phone. The investor must then request a commercial bank with which he or she has an account and which is a member of the Federal Reserve System to transmit Federal Funds by wire to the appropriate Fund as follows:

         Through May 11, 1997:
         ---------------------
                    Norwest Bank Minnesota, N.A., ABA #091000019
          For Credit of: Voyageur Minnesota High Yield Municipal Bond Fund
                            Checking Account No.: 872-458
                       Account Number: (assigned by telephone)

         Beginning May 12, 1997:
         -----------------------
                                CoreStates Bank, N.A.
                                   ABA #031000011
          For Credit of: Voyageur Minnesota High Yield Municipal Bond Fund
                             Account Number: 1412893401

                         18 Voyageur Funds (Prospectus)

              Information on how to transmit Federal Funds by wire is available at any national bank or any state bank that is a member of the Federal Reserve System. The bank may charge the shareholder for the wire transfer. If the phone order and Federal Funds are received before the close of trading on the Exchange, the order will be deemed to become effective at that time. Otherwise, the order will be deemed to become effective as of the close of trading on the Exchange on the next day the Exchange is open for trading. The investor will be required to complete the Investment Application and mail it to the Fund after making the initial telephone purchase.

         Class A Shares--Front End Sales Charge Alternative
         The public offering price of Class A shares of the Fund is the net asset value of the Fund's shares plus the applicable front end sales charge ("FESC"), which will vary with the size of the purchase. The Fund receives the net asset value. The FESC varies depending on the size of the purchase and is allocated between the Underwriter and other broker-dealers.

         The current sales charges are:

         _______________________________________________________________________________________________
                                                    Sales Charge
                                                       as % of         Sales Charge    Dealer Discount
                                                      Net Asset          as % of           as % of
         Amount of Purchase                             Value         Offering Price   Offering Price(1)
         _______________________________________________________________________________________________
         Less than $50,000                               3.90%             3.75%             3.25%
         $50,000 but less than $100,000                  3.63              3.50              3.00
         $100,000 but less than $250,000                 2.83              2.75              2.50
         $250,000 but less than $500,000                 2.04              2.00              1.75
         $500,000 but less than $1,000,000               1.78              1.75              1.75
         $1,000,000 or more                             NAV(3)            NAV(3)             1.00(2)
         _______________________________________________________________________________________________

        (1) Brokers and dealers who receive 90% or more of the sales charge may be considered to be underwriters under the Securities Act of 1933, as amended.
        (2) The Underwriter intends to pay its investment executives and other broker-dealers and banks that sell Fund shares, out of its own assets, a fee of 1% of the offering price of sales of $1,000,000 or more, other than on sales not subject to a contingent deferred sales charge.
        (3) Purchases of $1,000,000 or more may be subject to a contingent deferred sales charge at the time of redemption. See "Contingent Deferred Sales Charge."

              In connection with the distribution of the Fund's Class A shares, the Underwriter is deemed to receive all applicable sales charges. The Underwriter, in turn, pays its investment executives and other broker-dealers selling such shares a "dealer discount," as set forth above. In the event that shares are purchased by a financial institution acting as agent for its customers, the Underwriter or the broker-dealer with whom such order was placed may pay all or part of its dealer discount to such financial institution in accordance with agreements between such parties.

         Special Purchase Plans--Reduced Sales Charges
         Certain investors (or groups of investors) may qualify for reductions in the sales charges shown above. Investors should contact their broker-dealer or the Fund for details about the Fund's Combined Purchase Privilege, Cumulative Quantity Discount and Letter of Intention plans. Descriptions are also included with the general authorization form and in the Statement of Additional Information. These special purchase plans may be amended or eliminated at any time by the Underwriter without notice to existing Fund shareholders.

                         19 Voyageur Funds (Prospectus)

         Rule 12b-1 Fees
         Class A shares are subject to a Rule 12b-1 fee payable at an annual rate of .25% of the average daily net assets of the Fund attributable to Class A shares. All or a portion of such fees are paid quarterly to financial institutions and service providers with respect to the average daily net assets attributable to shares sold or serviced by such institutions and service providers. For additional information about this fee, see "Management--Plan of Distribution" below.

         Contingent Deferred Sales Charge
         Although there is no initial sales charge on purchases of Class A shares of $1,000,000 or more, the Underwriter pays investment dealers, out of its own assets, a fee of 1% of the offering price of such shares. If these shares are redeemed within two years, the redemption proceeds will be reduced by a contingent deferred sales charge ("CDSC") of 1%. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge."

         Waiver of Sales Charges
         Purchases of Class A shares may be made at net asset value by current and former officers, directors and employees (and members of their families) of the Fund's investment adviser or Delaware Management Company, Inc., any of their affiliates, any of the Voyageur or other Delaware Group funds, certain of their agents and registered representatives and employees of authorized investment dealers and by employee benefit plans for such entities. Individual purchases, including those in retirement accounts, must be for accounts in the name of the individual or a qualifying family member.
              Purchases of Class A shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, continent deferred sales charge or other sales charge has been assessed. Purchases of Class A shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of the Voyageur or other Delaware Group funds. Officers, directors and key employees of institutional clients of the investment adviser or any of its affiliates may purchase Class A shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Underwriter providing specifically for the purchase of Class A shares in connection with special investment products, such as wrap accounts or similar fee based programs.

              The Fund must be notified in advance that an investment qualifies for purchase at net asset value.

         Class B Shares--Contingent Deferred Sales Charge Alternative
         The public offering price of Class B shares of the Fund is the net asset value of the Fund's shares. Class B shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of up to 5% will be imposed if shares are redeemed within six years of purchase. For additional information, see "How to Sell Shares--Contingent Deferred Sales Charge." In addition, Class B shares are subject to higher Rule 12b-1 fees as described below. The CDSC will depend on the number of years since the purchase was made according to the following table:

                         20 Voyageur Funds (Prospectus)

                                                 CDSC as a
         CDSC Period                       % of Amount Redeemed*
         ________________________________________________________

         1st year after purchase                     5%
         2nd year after purchase                     4
         3rd year after purchase                     4
         4th year after purchase                     3
         5th year after purchase                     2
         6th year after purchase                     1
         Thereafter                                  0
         ________________________________________________________

         * The CDSC will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or the net asset value at the time of redemption.

              Proceeds from the CDSC are paid to the Underwriter and are used to defray expenses of the Underwriter related to providing distribution-related services to the Fund in connection with the sale of Class B shares, such as the payment of compensation to selected broker dealers and for selling Class B shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class B shares without deduction of a sales charge at the time of purchase. Although Class B shares are sold without an initial sales charge, the Underwriter pays to brokers who sell Class B shares a sales commission equal to 4% of the amount invested and an ongoing annual servicing fee of .15% (paid quarterly) calculated on the net assets attributable to sales made by such broker-dealers.

         Rule 12b-1 Fees
         Class B shares are subject to a Rule 12b-1 fee payable at an annual rate of 1% of the average daily net assets of the Fund attributable to Class B shares. The higher 12b-1 fee will cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Fees and Expenses" and "Management--Plan of Distribution."

         Conversion Feature
         On the first business day of the month eight years after the purchase date, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher Rule 12b-1 fee. Such conversion will be on the basis of the relative net asset values of the two classes. Class A shares issued upon such conversion will not be subject to any FESC or CDSC. Class B shares acquired by exchange from Class B shares of another Voyageur Fund will (or effective May 12, 1997 from another fund in the Delaware Group) will convert into Class A shares based on the time of the initial purchase. Similarly, Class B shares acquired by exercise of the Reinstatement Privilege will convert into Class A shares based on the time of the original purchase of Class B shares. See "Reinstatement Privilege" below. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of issuance of such shares.

         Class C Shares--Level Load Alternative
         The public offering price of Class C shares of the Fund is the net asset value of the Fund's shares. Class C shares are sold without an initial sales charge so that the Fund receives the full amount of the investor's purchase. However, a CDSC of 1% will be imposed if shares are redeemed within one year of purchase. For additional information see "How to Sell Shares--Contingent Deferred Sales Charge." In addition, Class C shares are subject to higher annual Rule 12b-1 fees as described below.

                         21 Voyageur Funds (Prospectus)

         Rule 12b-1 Fees
         Class C shares are subject to a Rule 12b-1 fee payable at an annual rate of 1% of the average daily net assets of the Fund attributable to Class C shares. The higher Rule 12b-1 fee will cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares. For additional information about this fee, see "Fees and Expenses" and "Management--Plan of Distribution."

              Proceeds from the CDSC are paid to the Underwriter and are used to defray expenses of the Underwriter related to providing distribution-related services to the Fund in connection with the sale of Class C shares, such as the payment of compensation to selected broker-dealers and for selling Class C shares. The combination of the CDSC and the Rule 12b-1 fee enables the Fund to sell the Class C shares without deduction of a sales charge at the time of purchase. Although Class C shares are sold without an initial sales charge, the Underwriter pays to brokers who sell Class C shares a sales commission equal to 1% of the amount invested and an ongoing annual servicing fee of .90% (paid quarterly commencing in the thirteenth month after the sale of such shares) calculated on the net assets attributable to sales made by such broker-dealers.


                         22 Voyageur Funds (Prospectus)

How to Sell Shares
         -----------------------------------------------------------------------

         The Fund will redeem its shares in cash at the net asset value next determined after receipt of a shareholder's written request for redemption in good order (see below). If shares for which payment has been collected are redeemed, payment must be made within seven days. The Fund may suspend this right of redemption and may postpone payment only when the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Commission for the protection of investors.

              The Fund reserves the right and currently plans to redeem Fund shares and mail the proceeds to the shareholder if at any time the value of Fund shares in the account falls below a specified value, currently set at $250. Shareholders will be notified and will have 60 days to bring the account up to the required value before any redemption action will be taken by the Fund.

         Contingent Deferred Sales Charge

         The CDSC will be calculated on an amount equal to the lesser of the net asset value of the shares at the time of purchase or their net asset value at the time of redemption. No charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.
              In determining whether a CDSC is payable with respect to any redemption, the calculation will be determined in the manner that results in the lowest rate being charged. Therefore, it will be assumed that shares that are not subject to the CDSC are redeemed first, shares subject to the lowest level of CDSC are redeemed next, and so forth.

              The CDSC does not apply to: (1) redemptions of Class B shares in connection with the automatic conversion to Class A shares; (2) redemptions of shares when the Fund exercises its right to liquidate accounts which are less than the minimum account size; and (3) redemptions in the event of the death or disability of the shareholder within the meaning of Section 72(m)(7) of the Internal Revenue Code.

              If a shareholder exchanges Class A, Class B or Class C shares subject to a CDSC for Class A, Class B or Class C shares, respectively, of a different Voyageur Fund, the transaction will not be subject to a CDSC. However, when shares acquired through the exchange are redeemed, the shareholder will be treated as if no exchange took place for the purpose of determining the CDSC. Beginning May 12, 1997, Class A, Class B and Class C shares of funds in the Delaware Group and the corresponding classes of the Fund may be exchanged for each other. The same rules concerning treatment of CDSCs will apply to permissible exchanges. Fund shares are exchangeable for shares of the Voyageur money market funds. No CDSC will be imposed at the time of any such exchange; however, the shares acquired in any such exchange will remain subject to the CDSC and the period during which such shares represent shares of the money market fund will not be included in determining how long the shares have been held. Effective July 1, 1997, Class B and Class C shares of the Fund may not be exchanged into shares of the Voyageur money market funds. Any CDSC due upon a redemption of Fund shares

                         23 Voyageur Funds (Prospectus)
         will be reduced by the amount of any Rule 12b-1 payments made by such money market fund with respect to such shares.

         Expedited Redemptions
         The Fund offers several expedited redemption procedures, described below, which allow a shareholder to redeem Fund shares at net asset value determined on the same day that the shareholder places the request for redemption of those shares. Pursuant to these expedited redemption procedures, the Fund will redeem its shares at their net asset value next determined following the Fund's receipt of the redemption request. The Fund reserves the right at any time to suspend or terminate the expedited redemption procedures or to impose a fee for this service. There is currently no additional charge to the shareholder for use of the Fund's expedited redemption procedures.

         Expedited Telephone Redemption
         Shareholders redeeming at least $1,000 (for which certificates have not been issued) may redeem by telephoning the Fund directly at 800-523-1918. The applicable section of the Investment Application must have been completed by the shareholder and filed with the Fund before the telephone request is received. The proceeds of the redemption will be paid by check mailed to the shareholder's address of record or, if requested at the time of redemption, by wire to the bank designated on the Investment Application. Shareholders should notify the Fund in writing if they do not wish to have such services available to their accounts.
              Neither the Fund nor its shareholder services and transfer agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, the Fund or the shareholder services and transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Instructions received by telephone are generally tape recorded, and a written confirmation will be provided for all purchase and redemption transactions initiated by telephone. These procedures also apply to written and telephone exchange requests. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

         Expedited Redemptions Through Certain Broker Dealers
         Certain broker-dealers who have sales agreements with the Underwriter may allow their customers to effect a redemption of shares of the Fund purchased through such broker-dealer by notifying the broker-dealer of the amount of shares to be redeemed. The broker-dealer is then responsible for promptly placing the redemption request with the Fund on the customer's behalf. Payment will be made to the shareholder by check or wire sent to the broker-dealer. Broker-dealers offering this service may impose a fee or additional requirements for such redemptions.

         Good Order
         "Good order" means that stock certificates, if issued, must accompany the written request for redemption and must be duly endorsed for transfer, or must be accompanied by a duly executed stock power. If no stock certificates have been issued, a written request to redeem must be made. Stock certificates will not be issued for Class B or Class C shares. In any case, the shareholder must execute the redemption request exactly as the shares are registered. If the redemption proceeds are to be paid to the registered holder(s), a signature guarantee is not normally required. A signature

                         24 Voyageur Funds (Prospectus)
              guarantee is required in certain other circumstances, for example, to redeem more than $50,000 or to have a check mailed other than to the shareholder's address of record. See "Other Information" in the Statement of Additional Information. The Fund's transfer agent may waive certain of these redemption requirements at its own risk, but also reserves the right to require signature guarantees on all redemptions, in contexts perceived by the transfer agent to subject the Fund to an unusual degree of risk.

         Monthly Cash Withdrawal Plan
         An investor who owns or buys shares of the Fund valued at $5,000 or more at the current offering price may open a Withdrawal Plan and have monthly withdrawals of $25 or more paid to the investor or another person. Deferred sales charges may apply to monthly redemptions of Class B or Class C shares. See "Monthly Cash Withdrawal Plan" in the Statement of Additional Information.

Reinstatement Privilege
         -----------------------------------------------------------------------

         An investor in the Fund whose shares have been redeemed and who has not previously exercised the Reinstatement Privilege as to the Fund may reinvest the proceeds of such redemption in Class A shares of any Voyageur Fund or Delaware Group Fund eligible for sale in the shareholder's state of residence. Reinvestment will be at the net asset value of Fund shares next determined after the Underwriter receives a check along with a letter requesting reinstatement. The Underwriter must receive the letter requesting reinstatement within 365 days following the redemption. Investors who desire to exercise the Privilege should contact their broker-dealer or the Fund.
              Exercise of the Reinstatement Privilege does not alter the income tax treatment of any capital gains realized on a sale of shares of the Fund, but to the extent that any shares are sold at a loss and the proceeds are reinvested within 30 days in shares of the Fund, some or all of the loss may not be allowed as a deduction, depending upon the number of shares reacquired.

Exchange Privilege
         -----------------------------------------------------------------------

         Except as described below, shareholders may exchange some or all of their Fund shares for shares of another Voyageur Fund, provided that the shares to be acquired in the exchange are eligible for sale in the shareholder's state of residence. Class A shareholders may exchange their shares for Class A shares of other Voyageur Funds. Class B shareholders may exchange their shares for the Class B shares of other Voyageur Funds and Class C shareholders may exchange their shares for the Class C shares of other Voyageur Funds. Shares of each class may also be exchanged for shares of the Voyageur money market funds. Effective July 1, 1997, however, only Class A shares may be exchanged into such money market funds.
              Beginning May 12, 1997, Class A, Class B and Class C shares of the Fund may be exchanged into the corresponding classes of shares of the retail funds in the Delaware Group that have such classes. In addition, each of the three money market funds in the Delaware Group has Class A shares and a consultant class. The consultant class of each of these funds is subject to a Rule 12b-1 Plan; however, only the consultant class of Delaware Cash Reserve currently assess a fee under its 12b-1 Plan. The Class A shares of the Fund may be exchanged into either Class A shares or the consultant class of these three funds.

                         25 Voyageur Funds (Prospectus)

              The minimum amount which may be exchanged is $1,000. The exchange will be made on the basis of the relative net asset values next determined after receipt of the exchange request. For a discussion of issues relating to the contingent deferred sales charge upon such exchanges, see "How to Sell Shares--Contingent Deferred Sales Charge." There is no specific limitation on exchange frequency; however, the Fund is intended for long term investment and not as a trading vehicle. The Fund reserves the right to prohibit excessive exchanges (more than four per quarter). The Fund also reserves the right, upon 60 days' prior notice, to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon, exchanges. An exchange is considered to be a sale of shares on which the investor may realize a capital gain or loss for income tax purposes. Exchange requests may be placed directly with the Fund in which the investor owns shares, through the Fund's transfer agent or through other broker-dealers. An investor considering an exchange should obtain a prospectus of the fund to be acquired and should read such prospectus carefully. Contact the Fund, the Fund's transfer agent or any of such other broker-dealers for further information about the exchange privilege.

Management
         -----------------------------------------------------------------------

         The Board of Directors of the Fund is responsible for managing the business and affairs of the Fund. The names, addresses, principal occupations and other affiliations of Directors and executive officers of the Fund are set forth in the Statement of Additional Information.

         Investment Adviser; Portfolio Management
         Prior to May 1, 1997, Voyageur had been retained under an investment advisory contract to act as the Fund's investment adviser, subject to the authority of the Board of Directors. Voyageur is an indirect, wholly-owned subsidiary of Dougherty Financial Group, Inc. ("DFG"). After the close of business on April 30, 1997, Voyageur became an indirect, wholly-owned subsidiary of Lincoln National Corporation ("LNC") as a result of LNC's acquisition of DFG. LNC, headquartered in Fort Wayne, Indiana, owns and operates insurance and investment management business, including Delaware Management Holdings, Inc. ("DMH"). Affiliates of DMH serve as adviser, distributor and transfer agent for the Delaware Group of Mutual Funds which currently includes 16 open-end funds and 2 closed-end funds (comprising 48 separate investment portfolios). DMH, through its subsidiaries, is responsible for the management of approximately $32 billion.
              Because LNC's acquisition of DFG resulted in a change of control of Voyageur, the Fund's previous investment advisory agreement with Voyageur was "assigned," as that term is defined by the Investment Company Act of 1940, and the previous agreement therefore terminated upon the completion of the acquisition. The Board of Directors of the Fund unanimously approved a new investment advisory agreement at a meeting held in person on February 14, 1997, and called for a shareholders meeting to approve the new agreement. At a meeting held on April 11, 1997, the shareholders of the Fund approved the investment advisory agreement with Voyageur to become effective after the close of business on April 30, 1997, the date the acquisition was completed.

              The Fund pays Voyageur a monthly investment advisory and management fee equivalent on an annual basis to .65% of its average daily net assets.

                         26 Voyageur Funds (Prospectus)

              Elizabeth H. Howell has day-to-day portfolio management responsibility for the Fund. Since 1991, Ms. Howell has had day-to-day portfolio management responsibility for the Voyageur Minnesota Tax Free Fund, Voyageur Minnesota Limited Term Tax Free Fund, and Voyageur Minnesota Insured Fund, as well as, since inception, the Voyageur Idaho Tax Free Fund, Voyageur Kansas Tax Free Fund, Voyageur Missouri Insured Tax Free Fund, Voyageur Oregon Insured Tax Free Fund, and Voyageur Washington Insured Tax Free Fund. In addition, on May 1, 1997, Ms. Howell resumed day-to-day portfolio management responsibility for the Iowa and Wisconsin Funds, which she managed from their inception until July, 1995. Ms. Howell is a Vice President and Senior Tax-Exempt Portfolio Manager for Voyageur, where she has been employed since 1991 and is a Vice President of each of the Voyageur Funds. Ms. Howell has over ten years experience as a securities analyst and portfolio manager.

         Plan of Distribution
         The Fund has adopted a Plan of Distribution under the 1940 Act (the "Plan") and has entered into a Distribution Agreement with Delaware Distributors, L.P. (the "Underwriter"). Pursuant to the Fund's Plan, the Fund pays the Underwriter a Rule 12b-1 fee, at an annual rate of .25% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to each of Class B and Class C shares for servicing of shareholder accounts and distribution related services. Payments made under the Plan are not tied exclusively to expenses actually incurred by the Underwriter and may exceed or be less than expenses actually incurred by the Underwriter.

              All of the Rule 12b-1 fee attributable to Class A shares, and a portion of the fee equal to .25% of the average daily net assets of the Fund attributable to each of Class B shares and Class C shares constitutes a shareholder servicing fee designed to compensate the Underwriter for the provision of certain services to the shareholders. The services provided may include personal services provided to shareholders, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Underwriter may use such Rule 12b-1 fee or portion thereof to make payments to qualifying broker-dealers and financial institutions that provide such services.

              That portion of the Rule 12b-1 fee equal to .75% of the average daily net assets of the Fund attributable to Class B shares and Class C shares, respectively, constitutes a distribution fee designed to compensate the Underwriter for advertising, marketing and distributing the Class B shares and Class C shares of the Fund. In connection therewith, the Underwriter may provide initial and ongoing sales compensation to its investment executives and other broker-dealers for sales of Class B shares and Class C shares and may pay for other advertising and promotional expenses in connection with the distribution of Class B shares and Class C shares. The distribution fee attributable to Class B shares and Class C shares is designed to permit an investor to purchase such shares through investment executives of the Underwriter and other broker-dealers without the assessment of an initial sales charge and at the same time to permit the Underwriter to compensate its investment executives and other broker-dealers in connection with the sale of such shares.

         Custodian; Dividend Disbursing,
         Transfer, Administrative and Account Services Agent
         Norwest Bank Minnesota, N.A. serves as the custodian of the Fund's portfolio securities and cash.
              Delaware Service Company, Inc. ("DSC") acts as the Fund's dividend disbursing, transfer, administrative and fund accounting agent to perform

                         27 Voyageur Funds (Prospectus)
         dividend-paying functions, to calculate the Fund's daily share price, to maintain shareholder records and to perform certain regulatory and compliance related services for the Fund.
              Certain institutions may act as sub-transfer agents for the Fund pursuant to contracts with DSC, whereby the institutions will provide shareholder services to their customers. DSC will pay the sub-administrators' fees out of its own assets. The fee paid by DSC to any sub-administrator will be a matter of negotiation between the institution and DSC based on the extent and quality of the services provided.

         Expenses of the Fund
         In connection with a merger transaction whereby Voyageur became a subsidiary of Delaware Management Holdings, Inc., Voyageur and its new parent companies have agreed, until April 30, 1999, to pay the operating expenses of the Fund which exceed 1% (excluding interest expense, taxes, brokerage fees, commissions and Rule 12b-1 fees) of the Fund's average daily net assets on an annual basis up to certain limits as set forth in detail in the Statement of Additional Information. In addition, Voyageur and the Underwriter reserve the right to voluntarily waive their fees in whole or part and to voluntarily absorb certain other of the Fund's expenses.

              The Fund's expenses include, among others, fees of directors, expenses of directors' and shareholders' meetings, insurance premiums, expenses of redemption of shares, expenses of the issue and sale of shares (to the extent not otherwise borne by the Underwriter), expenses of printing and mailing stock certificates and shareholder statements, association membership dues, charges of the Fund's custodian, bookkeeping, auditing and legal expenses, the fees and expenses of registering the Fund and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state securities laws and expenses of preparing and mailing prospectuses and reports to existing shareholders.

         Portfolio Transactions
         The Fund will not effect any brokerage transactions in its portfolio securities with any broker-dealer affiliated directly or indirectly with the Fund's investment adviser unless such transactions, including the frequency thereof, the receipt of commissions payable in connection therewith and the selection of the affiliated broker-dealer effecting such transactions, are not unfair or unreasonable to the shareholders of the Fund. It is not anticipated that the Fund will effect any brokerage transactions with any affiliated broker-dealer, including the Underwriter, unless such use would be to the Fund's advantage. The Fund's investment adviser may consider sales of shares of the funds in the Delaware Group as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

Determination of Net Asset Value
         -----------------------------------------------------------------------

         The net asset value of Fund shares is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m. Eastern time) on each business day the Exchange is open for trading.
              The net asset value per share of each class is determined by dividing the value of the securities, cash and other assets of the Fund attributable to such class less all liabilities attributable to such class by the total number of shares of such class outstanding. For purposes of determining the net assets of the Fund, tax-exempt securities are stated on the basis of valuations provided by a pricing service, approved by the Board of Directors, which uses information with respect to transactions in bonds, quotations from bond

                         28 Voyageur Funds (Prospectus)
         dealers, market transactions in comparable securities and various relationships between securities in determining value. Market quotations are used when available. Non-tax-exempt securities for which market quotations are readily available are stated at market value which is currently determined using the last reported sale price, or, if no sales are reported, as in the case of most securities traded over-the-counter, the last reported bid price, except that U.S. Government securities are stated at the mean between the last reported bid and asked prices. Short-term notes having remaining maturities of 60 days or less are stated at amortized cost which approximates market. All other securities and other assets are valued in good faith at fair value by the Fund's investment adviser in accordance with procedures adopted by the Board of Directors.

Distributions to Shareholders and Taxes
         -----------------------------------------------------------------------

         Distributions
         The present policy of the Fund is to declare a distribution from net investment income on each day that the Fund is open for business. Net investment income consists of interest accrued on portfolio investments of the Fund, less accrued expenses. Distributions of net investment income are paid monthly. Short-term capital gains distributions are taxable to shareholders as ordinary income. Net realized long term capital gains, if any, are distributed annually, after utilization of any available capital loss carryovers. Distributions paid by the Fund, if any, with respect to Class A, Class B and Class C shares will be calculated in the same manner, at the same time, on the same day and will be in the same amount, except that the higher Rule 12b-1 fees applicable to Class B and Class C shares will be borne exclusively by such shares. The per share distributions on Class B and Class C shares will be lower than the per share distributions on Class A shares as a result of the higher Rule 12b-1 fees applicable to Class B and Class C shares.
              Shareholders receive distributions from investment income and capital gains in additional shares of the class of the Fund owned by such shareholders at net asset value, without any sales charge, unless they elect otherwise. The Fund sends to its shareholders no less than quarterly statements with details of any reinvested dividends.

         Taxes
         Federal Income Taxation
         The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to qualify during its current taxable year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). The Fund also intends to take all other action required to ensure that no federal income taxes will be payable by the Fund and that the Fund can pay exempt- interest dividends.
              Distributions of net interest income from tax-exempt obligations that are designated by the Fund as exempt-interest dividends are excludable from the gross income of the Fund's shareholders. Distributions paid from other interest income and from any net realized short-term capital gains are taxable to shareholders as ordinary income, whether received in cash or in additional shares. Distributions paid from long-term capital gains (and designated as such) are taxable as long-term capital gains for federal income tax purposes, whether received in cash or shares, regardless of how long a shareholder has held shares in the Fund.
              Exempt-interest dividends attributable to interest income on certain tax-exempt obligations issued after August 7, 1986 to finance private activities are treated as an item of tax preference for purposes of computing the alternative minimum tax for individuals, estates and trusts.

                         29 Voyageur Funds (Prospectus)

         Minnesota State Taxation
         Minnesota taxable net income is based generally on federal taxable income. The portion of exempt-interest dividends that is derived from interest income on Minnesota Municipal Obligations is excluded from the Minnesota taxable net income of individuals, estates and trusts, provided that the portion of the exempt-interest dividends from such Minnesota sources paid to all shareholders represents 95 percent or more of the exempt-interest dividends paid by the Fund. Exempt-interest dividends are not excluded from the Minnesota taxable income of corporations and financial institutions. Dividends qualifying for federal income tax purposes as capital gain dividends are to be treated by shareholders as long-term capital gains. Minnesota has repealed the favorable treatment of long-term capital gains, while retaining restrictions on the deductibility of capital losses. Exempt-interest dividends subject to the federal alternative minimum tax will also be subject to the Minnesota alternative minimum tax imposed on individuals, estates and trusts.
              The 1995 Minnesota Legislature enacted a statement of intent that interest on obligations of Minnesota governmental units and Indian tribes be included in net income of individuals, estates and trusts for Minnesota income tax purposes if a court determines that Minnesota's exemption of such interest unlawfully discriminates against interstate commerce because interest on obligations of governmental issuers located in other states is so included. This provision applies to taxable years that begin during or after the calendar year in which any such court decision becomes final, irrespective of the date on which the obligations were issued. The Fund is not aware of any decision in which a court has held that a state's exemption of interest on its own bonds or those of its political subdivisions or Indian tribes, but not of interest on the bonds of other states or their political subdivisions or Indian tribes, unlawfully discriminates against interstate commerce or otherwise contravenes the United States Constitution. Nevertheless, the Fund cannot predict the likelihood that interest on the Minnesota Municipal Obligations held by the Fund would become taxable under this Minnesota statutory provision.
              The foregoing discussion relates to federal and state taxation as of the date of the Prospectus. See "Taxes" in the Statement of Additional Information. This discussion is not intended as a substitute for careful tax planning. You are urged to consult your tax adviser with specific reference to your own tax situation.

Investment Performance
         -----------------------------------------------------------------------

         Advertisements and other sales literature for the Fund may refer to "yield," "taxable equivalent yield," "average annual total return" and "cumulative total return" and may compare such performance quotations with published indices and comparable quotations of other funds. Performance quotations are computed separately for Class A, Class B and Class C shares of the Fund. All such figures are based on historical earnings and performance and are not intended to be indicative of future performance. Additionally, performance information may not provide a basis for comparison with other investments or other mutual funds using a different method of calculating performance. The investment return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.
              The advertised yield of the Fund will be based on a 30-day period stated in the advertisement. Yield is calculated by dividing the net investment income per share

                         30 Voyageur Funds (Prospectus)
         deemed earned during the period by the maximum offering price per share on the last day of the period. The result is then annualized using a formula that provides for semiannual compounding of income.
              Taxable equivalent yield is calculated by applying the stated income tax rate only to that portion of the yield that is exempt from taxation. The tax-exempt portion of the yield is divided by the number 1 minus the stated income tax rate (e.g., 1-28% = 72%). The result is then added to that portion of the yield, if any, that is not tax-exempt.

              Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. In calculating average annual total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested.

              Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to the Fund from the ending redeemable value of such payment (at the end of the relevant advertised period), dividing such difference by $1,000 and multiplying the quotient by 100. In calculating ending redeemable value, all income and capital gain distributions are assumed to be reinvested in additional Fund shares and the maximum sales load is deducted.

              The Fund may also present total return information that does not reflect the deduction of the maximum sales charges. In this case, such total return information would be more favorable than total return information that includes the deductions of the maximum sales charges.
              In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc. and Morningstar.

              For Fund performance information and daily net asset value quotations, investors may call 800-523-4640. For additional information regarding the calculation of the Fund's yield, taxable equivalent yield, average annual total return and cumulative total return, see "Calculation of Performance Data" in the Statement of Additional Information.

General Information
         -----------------------------------------------------------------------

         The Fund sends to its shareholders six-month unaudited and annual audited financial statements.
              The shares of the Fund constitute a separate series of Voyageur Mutual Funds, Inc. (the "Company"), a Minnesota corporation which issues shares of common stock with a $.01 par value per share. All shares of the Company are non-assessable and fully transferable when issued and paid for in accordance with the terms thereof and possess no cumulative voting, preemptive or conversion rights. The Board of Directors is empowered to issue other series of common stock without shareholder approval.
              The Fund currently offers its shares in multiple classes, each with different sales arrangements and bearing different expenses. Class A, Class B and Class C shares each represent interests in the assets of the Fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions except that expenses related to the distribution of each class are borne solely by such class and each class of shares has exclusive voting rights with respect to provisions of the Fund's Rule 12b-1 distribution plan which pertain to a particular class and other matters for which separate class voting is appropriate under applicable law.

                         31 Voyageur Funds (Prospectus)

             Fund shares are freely transferable, subject to applicable securities laws, are entitled to dividends as declared by the Board, and, in liquidation, are entitled to receive the net assets, if any, of the Fund. The Fund does not generally hold annual meetings of shareholders and will do so only when required by law.

              Each share of a series has one vote irrespective of the relative net asset value of the shares. On some issues, such as the election of Board members, all shares vote together as one series of the Company. On an issue affecting only a particular series or class, the shares of the affected series or class vote as a separate series or class. An example of such an issue would be a fundamental investment restriction pertaining to only one series.

              The assets received by the Company for the issue or sale of share of each series or class thereof, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series, and in the case of a class, allocated to such class, and constitute the underlying assets of such series or class. The underlying assets of each series, or class thereof, are required to be segregated on the books of account, and are to be charged with the expenses in respect to such series or class thereof, and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series or class are allocated among the series or classes thereof, based upon the relative net assets of the series or class at the time such expenses were accrued. The Company's Articles of Incorporation limit the liability of the Board members to the fullest extent permitted by law. For a further discussion of the above matters, see "Additional Information" in the Statement of Additional Information.

         No dealer, sales representative or other person has been authorized to give any information or to make any representations other than those contained in this Prospectus (and/or in the Statement of Additional Information referred to on the cover page of this Prospectus), and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund or Delaware Distributors, L.P. This Prospectus does not constitute an offer or solicitation by anyone in the state in which such offer or solicitation is not authorized, or in which the person making such offer or solicitation is not qualified to do so or to any person to whom it is unlawful to make such offer or solicitation.


                         32 Voyageur Funds (Prospectus)